9. SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2012
Notes
9. SUBSEQUENT EVENTS

9.  SUBSEQUENT EVENTS

Subsequent to September 30, 2012, we received additional cash deposits totaling $78,475 toward the sale or lease of capital equipment currently owned by us, bringing total deposits to $113,475. The Company expects to complete this agreement prior to the end of 2012 to provide approximately $900,000 of financing to Goldrich through the sale or lease of equipment with a net book value of approximately $1,200,000 as described in Note 3, Joint Venture.

Subsequent to September 30, 2012, the Chief Executive Officer loaned cash totaling $25,000 to the Company to make payments on certain accounts payable pending the consummation of the sale or lease of assets described above.